Exhibit 10.21

                           HEALTH SCIENCES GROUP, INC.

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


Warrant                                                Date:
      2,000,000 Shares                                 August  1, 2003

                           HEALTH SCIENCES GROUP, INC.

                               WARRANT CERTIFICATE

         HEALTH SCIENCES GROUP, INC., a Colorado corporation ("HEALTH SCIENCES GROUP, INC."), certifies that, for value received, Blue and Gold Enterprises, LLC., or registered assigns (the "Holder"), is the owner of a Warrant of HEALTH SCIENCES GROUP, INC. (the "Warrant"). The Warrant entitles the Holder to purchase from HEALTH SCIENCES GROUP, INC. at any time prior to the Expiration Date (as defined below) up to 2,000,000 shares of Common Stock of HEALTH SCIENCES GROUP, INC. This Warrant is issued pursuant to a Consulting Agreement of even date, between Steven Antebi and HEALTH SCIENCES GROUP, INC. The exercise price for the Warrant shall range from $1.25 to $2.75 per share of Common Stock (the "Exercise Price"), in tranches pursuant to the vesting formula set forth below .

                       Vesting; Expiration Date; Exercise

Vesting. The Warrant granted hereunder shall be subject to vesting, i.e., become exercisable by satisfying the following Performance Benchmarks as a condition to the vesting or exercisability of the Warrant, assuming Steven Antebi is rendering his services under his Consulting Agreement as of the vesting dates:

                  (a) First Tranche of Warrant at $1.25. The Warrant for 500,000 shares shall be exercisable at a price of $1.25 per share, and shall vest, i.e., become exercisable free of forfeiture, after Steven Antebi has continuously served in his capacity as advisor or member of the Board of Health Sciences Group, Inc. ("HESG") under his Consulting Agreement for a period of 90 days from the date of his Consulting Agreement and Jacob Engel under his Employment Agreement with HESG dated as of August 11, 2003 ("Employment Agreement") completed the Operational Plan as provided in the Employment Agreement for Quality Botanical Ingredients, Inc. ("QBI") to the approval of the Board, within 90 days of the date of his Employment Agreement.

                  (b) Second Tranche of Warrant at $1.75. The Warrant for up to 500,000 shares shall be exercisable at a price of $1.75 per share, and shall vest to the extent of achievement of the QBI operating income milestones for the quarter ended December 31, 2003, as follows: if QBI's operating income for the quarter is at least $125,000, Warrants for 125,000 shares shall vest and thereafter, for each increment of $25,000 of QBI operating income for the quarter an additional 125,000 Warrants for shares shall vest until a maximum of 500,000 Warrants exercisable at $1.75 per share shall vest, if the QBI operating income reaches $200,000 for the quarter. Operating income increments of less than $25,000 shall be rounded up or down to the nearest $25,000 number.

                  (c)      Warrant at $2.25.

                           (i) Third Tranche of the Warrant for shares shall vest and be exercisable at $2.25 per share in amounts which correspond to the applicable percentage of revenue growth for HESG for the year ended December 31, 2004 over the prior year as shown in the following table:

                                                         Percentage Year Over Year Revenue Growth for 2004
                                               -----------------------------------------------------------------------
                                                   7%            11%            15%            19%           23%
                                               ------------  -------------  -------------  ------------  -------------
Number Vested                                    20,000         30,000         40,000         50,000        60,000
Cumulative Vested                                20,000         50,000         90,000        140,000       200,000

                                    Revenue growth percentages in between the percentage numbers set forth in the table shall be rounded up or down to the next nearest number in the table.

                           (ii) Fourth Tranche of the Warrant for shares shall vest and be exercisable at $2.25 per share in amounts which correspond to the applicable operating income percentage of revenue ("Operating Margin") for the year ended 2004 for HESG, as shown in the following table:

                                                               Percentage Operating Margin for 2004
                                               -----------------------------------------------------------------------
                                                   4%            5%             6%             7%             8%
                                               ------------  -------------  -------------  ------------  -------------
Number Vested                                    40,000         50,000         60,000         70,000        80,000
Cumulative Vested                                40,000         90,000        150,000        220,000       300,000


                  (d) WARRANT AT $2.75.

                           (i) Fifth Tranche of the Warrant for shares shall vest and be exercisable at $2.75 per share in amounts which correspond to the applicable percentage of revenue growth for HESG for the year ended December 31, 2005 over the prior year as shown in the following table:

                                                         Percentage Year Over Year Revenue Growth for 2005
                                               -----------------------------------------------------------------------
                                                  11%            14%            17%            20%           23%
                                               ------------  -------------  -------------  ------------  -------------
Number Vested                                    20,000         30,000         40,000         50,000        60,000
Cumulative Vested                                20,000         50,000         90,000        140,000       200,000

                           Revenue growth percentages in between the percentage numbers set forth in the table shall be rounded up or down to the next nearest number in the table.

                  (ii) Sixth Tranche of the Warrants for shares shall vest and be exercisable at $2.75 per share in amounts which correspond to the applicable operating income percentage of revenue ("Operating Margin") for the year ended 2005 for HESG, as shown in the following table:

                                                               Percentage Operating Margin for 2005
                                               -----------------------------------------------------------------------
                                                   8%            9%             10%            11%           12%
                                               ------------  -------------  -------------  ------------  -------------
Number Vested                                    40,000         50,000         60,000         70,000        80,000
Cumulative Vested                                40,000         90,000        150,000        220,000       300,000


For purposes of the Performance Benchmarks set forth in this Section 1.1, salary increases and bonuses to Fred Tannous and Bill Glaser in amounts in excess of current salary and the expensing of stock options shall not be deemed charges against income in determining operating margin, nor shall non-recurring charges such as inventory write-downs or corporate overhead charges from the Company to QBI for the QBI 12/31/03 milestone set forth in (b) above.

                  (e) OTHER ACCELERATING EVENTS AND REDEMPTION OF WARRANTS.

                           (i) Provided Steven Antebi has continuously rendered the services required under his Consulting Agreement up to the date of the occurrence of an Accelerating Event, as
                                    defined  below  in  this   subsection   (i),
                                    500,000 shares shall vest and be exercisable
                                    at $1.25 per share, and 500,000 shares shall
                                    vest and  become  exercisable  at $1.75  per
                                    share,  regardless of the non-achievement of
                                    the Performance Benchmarks, if HESG's Common
                                    Stock trades at a closing  price as reported
                                    in  the  OTC   market   or  on  a   National
                                    Securities Exchange, as applicable, at $3.00
                                    per  share  or  higher  for  5   consecutive
                                    trading days at an average volume of 100,000
                                    shares   per  day  over  the  5  day  period
                                    ("Accelerating   Event"),   in  which   case
                                    (assuming  HESG is then current under all of
                                    its   reporting    obligations   under   the
                                    Securities  Exchange  Act of 1934 for the 90
                                    day  period)  HESG  shall  have the right to
                                    redeem  the  Warrant  for  these   1,000,000
                                    shares at $.01 per share,  if Holder has not
                                    exercised  the Warrant  for these  1,000,000
                                    shares within 90 days of written notice of redemption provided to him by HESG, and provided that a registration statement as to the shares underlying the Warrant is in effect.

                           (ii) Provided Steven Antebi has continuously rendered the services required under his Consulting Agreement up to the date of the occurrence of an Accelerating Event, as
                                    defined  below  in  this  subsection   (ii),
                                    500,000 shares shall vest and be exercisable
                                    at $2.25 per share and 500,000  shares shall
                                    vest and be  exercisable at $2.75 per share,
                                    regardless  of  the  non-achievement  of the
                                    Performance  Benchmarks  if the HESG  Common
                                    Stock trades at a closing  price as reported
                                    in  the  OTC   Market   or  on  a   National
                                    Securities Exchange, as applicable, at $4.00
                                    per  share  or  higher  for  5   consecutive
                                    trading days at an average volume of 100,000
                                    shares   per  day  over  the  5  day  period
                                    ("Accelerating   Event"),   in  which   case
                                    (assuming  HESG is then current under all of
                                    its   reporting    obligations   under   the
                                    Securities  Exchange  Act of 1934 for the 90
                                    day  period)  HESG  shall  have the right to
                                    redeem  the  Warrant  for  these   1,000,000
                                    shares for $.01 per share, if Holder has not
                                    exercised  the Warrant  for these  1,000,000
                                    shares within 90 days of written notice of redemption provided to him by HESG, and provided that a registration statement as to the shares underlying the Warrant is in effect.

Expiration Date. The Warrant shall expire on three (3) years from date or dates (the "Expiration Date,") of the vesting of the respective Warrant tranches as set forth in paragraph 1.1 above. After the Expiration Date(s), the Warrant shall expire and be of no further force or effect.

Manner of Exercise. The Warrant is exercisable by delivery to HEALTH SCIENCES GROUP, INC. of the following (the "Exercise Documents"): (a) this Certificate
(b) a written notice of election to exercise the Warrant; and (c) payment of the Exercise Price in cash, by check in good funds, or by wire. Within 10 days following receipt of the foregoing, HEALTH SCIENCES GROUP, INC. shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the shares covered by the Warrant evidenced by this Certificate is exercised, a new certificate evidencing the Warrant not so exercised shall be provided to Holder.

     Adjustments of Exercise Price and Number and Kind of Conversion Shares

In the event that HEALTH SCIENCES GROUP, INC. shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which HEALTH SCIENCES GROUP, INC. is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

Transfer. Subject to compliance with applicable securities laws, the Warrant is transferable on the books of HEALTH SCIENCES GROUP, INC. maintained for such purpose by HEALTH SCIENCES GROUP, INC. in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrant evidenced by this Certificate is transferred, HEALTH SCIENCES GROUP, INC. will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrant not so transferred.

Reservation of Shares. HEALTH SCIENCES GROUP, INC. shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, HEALTH SCIENCES GROUP, INC. shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

Certificate as to Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of HEALTH SCIENCES GROUP, INC. shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. HEALTH SCIENCES GROUP, INC. shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to HEALTH SCIENCES GROUP, INC. of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of the Warrant, HEALTH SCIENCES GROUP, INC. will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

 Representations and Warranties of HEALTH SCIENCES GROUP, INC.. HEALTH SCIENCES
           GROUP, INC. hereby represents and Warrant to Holder that:

Due Authorization. All corporate action on the part of HEALTH SCIENCES GROUP, INC., its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of HEALTH SCIENCES GROUP, INC. under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken. This Warrant constitute a valid and binding obligation of HEALTH SCIENCES GROUP, INC. enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

Organization. HEALTH SCIENCES GROUP, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State referenced in the first paragraph of this Certificate and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

Valid Issuance of Stock. Any shares of Common Stock issued upon exercise of this Warrant will be duly and validly issued, fully paid and non-assessable.

Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of HEALTH SCIENCES GROUP, INC. required in connection with the consummation of the transactions contemplated herein have been obtained.

                             Notices of Record Date.

         In case:

HEALTH SCIENCES GROUP, INC. shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or of any consolidation or merger of HEALTH SCIENCES GROUP, INC. with or into another corporation, any capital reorganization of HEALTH SCIENCES GROUP, INC., any reclassification of the capital stock of HEALTH SCIENCES GROUP, INC., or any conveyance of all or substantially all of the assets of HEALTH SCIENCES GROUP, INC. to another corporation in which holders of HEALTH SCIENCES GROUP, INC.'s stock are to receive stock, securities or property of another corporation; or of any voluntary dissolution, liquidation or winding-up of HEALTH SCIENCES GROUP, INC.; or

of any redemption or conversion of all outstanding Common Stock; then, and in each such case, HEALTH SCIENCES GROUP, INC. will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. HEALTH SCIENCES GROUP, INC. shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

Severability. If any term, provision, covenant or restriction of the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Notices. All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrant) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of HEALTH SCIENCES GROUP, INC.; and if addressed to HEALTH SCIENCES GROUP, INC. at 6080 Center Drive, 6th Floor, Los Angeles, California 90045 or such other address as HEALTH SCIENCES GROUP, INC. may designate in writing.

No Rights as Shareholder. The Holder shall have no rights as a shareholder of HEALTH SCIENCES GROUP, INC. with respect to the shares issuable upon exercise of the Warrant until the receipt by HEALTH SCIENCES GROUP, INC. of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date HEALTH SCIENCES GROUP, INC. receives all of the Exercise Documents.

HEALTH SCIENCES GROUP, INC.

By: __________________________________


    _________________________Officer

                                   EXHIBIT "A"
                               NOTICE OF EXERCISE
                (To be signed only upon exercise of the Warrant)

To:      HEALTH SCIENCES GROUP, INC.

         The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of HEALTH SCIENCES GROUP, INC. ("HEALTH SCIENCES GROUP, INC."), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

The undersigned hereby represents and Warrant to, and agrees with, HEALTH SCIENCES GROUP, INC. as follows:

         1. Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

         2. Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

         3. Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

         4. Holder understands that the Warrant Shares have not been registered under the Securities Act or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

         5. Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to HEALTH SCIENCES GROUP, INC. any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, HEALTH SCIENCES GROUP, INC. may require the contemplated transferee to furnish HEALTH SCIENCES GROUP, INC. with an investment letter setting forth such information and agreements as may be reasonable requested by HEALTH SCIENCES GROUP, INC. to ensure compliance by such transferee with the Securities Act.

         Each certificate evidencing the Warrant Shares will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Number of Warrant Exercised:  ______________

Net Exercise  ____  Yes  ___ No


Dated:
                                     [Name]